                                                                  EXHIBIT 10.3

                                   SUBLEASE


          THIS SUBLEASE (the "Sublease") is entered into as of February,
                              --------
1997, by and between KPMG PEAT MARWICK LLP, a Delaware limited liability partnership ("Sublandlord"), and BRIO TECHNOLOGY, INC., a California corporation
              -----------
("Subtenant").
  ---------

          WHEREAS, by that certain Lease, dated as of November 6, 1989 (the "Lease"), by and between BAYSHORE INVESTMENTS, a California General Partnership (as predecessor-in-interest to SOBRATO BAYSHORE INVESTMENTS, a California Limited Partnership), as landlord (the "Landlord"), and TFB/BBDO, INC., a
                                        --------
California Corporation, as tenant and assignor, (the "Assignor"), Assignor
                                                      --------
leased a portion of that real property situated in the City of Palo Alto, County of Santa Clara, State of California, commonly known and referred to as 3460 West Bayshore Road (the "Premises"), and more particularly described in the Lease. A
                    --------
true and correct copy of the Lease is attached hereto as Exhibit "A" and incorporated herein by this reference.

          WHEREAS, by that certain Sublease, dated as of June 7, 1993 (the "Original Sublease"), by and between Assignor and Sublandlord, Sublandlord
 -----------------
subleased the Premises from Assignor. A true and correct copy of the Original Sublease is attached hereto as Exhibit "B" and incorporated herein by this reference.

          WHEREAS, by that certain Lease and Sublease Assignment and Assumption Agreement dated as of May 31, 1994 (the "Assumption Agreement"), by and among
                                         --------------------
Landlord, Assignor and Sublandlord, Assignor assigned to Landlord all of Assignor's right, title and interest in and to the Lease and the Original Sublease. Pursuant to the terms of the Assumption Agreement, the Original Sublease became a direct lease between Landlord and Sublandlord on the terms of the Original Sublease except as expressly modified by the Assumption Agreement. A true and correct copy of the Assumption Agreement is attached hereto as Exhibit "C" and incorporated herein by this reference. The Lease, Original Sublease and Assumption Agreement are hereinafter collectively referred to as the "Master Lease." All capitalized terms used but not otherwise defined herein
     ------------
shall have the meaning described to them in the Master Lease.

          WHEREAS, Sublandlord desires to sublease to Subtenant and Subtenant desires to hire and take from Sublandlord the Premises, consisting of approximately 30,000 square feet of space.

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1.  Subleasing of the Premises.  Sublandlord hereby subleases to
              --------------------------
Subtenant and Subtenant hereby takes and hires from Sublandlord the Premises upon and subject to the terms and conditions hereinafter set forth. Subtenant agrees that the actual area of the Premises for purposes of this Sublease and any and all calculations hereunder or in connection herewith shall be 30,000 square feet.

          2.  Term.  Unless sooner terminated as provided for herein, this
              ----
Sublease is for the term (the "Term"), commencing on the day on which
                               ----
Sublandlord delivers possession of the Premises to Subtenant (the "Commencement
                                                                   ------------
Date"), which Commencement Date is estimated to occur on or before March 1,
----
1998, subject to completion of Sublandlord's new facility located at 500 East Middlefield Road, Mountain View, California. The Term shall expire at 11:59 p.m. on March 13, 2000 (the "Expiration Date"). Notwithstanding the foregoing,
                             ---------------
if Sublandlord's new facility is completed early, such that Sublandlord has vacated the Premises prior to March 1, 1998, Sublandlord shall use commercially reasonable efforts to deliver possession of the Premises to Subtenant upon such earlier date. In the event that Sublandlord delivers a written confirmation of the Commencement Date at the time possession of the Premises is delivered to Subtenant, Subtenant shall execute such confirmation and immediately return the same to Sublandlord. Notwithstanding anything to the contrary contained in this Section, if Sublandlord has not delivered possession of the Premises to Subtenant by August 1, 1998, Subtenant shall have the right to terminate this Sublease, in which event Sublandlord shall promptly return to Subtenant all sums paid by Subtenant to Sublandlord upon or in connection with its execution of this Sublease, and neither party shall have any further rights or obligations hereunder.

          3.  Rent.
              ----

              (a)  Basic Rent.  Commencing on the Commencement Date,  Subtenant
                   ----------
shall pay to Sublandlord, in lawful money of the United States of America, a monthly rental (the "Basic Rent") of Two Dollars and Seventy Cents ($2.70) per
                     ----------
square foot of the Premises, per month, prorated for any partial month. Based on this calculation, the Basic Rent shall be Eighty-One Thousand Dollars ($81,000) per month. The Basic Rent shall be due and payable, in advance, on the first day of each month during the Term, without set-off or deduction of any kind. The first monthly installment of Basic Rent shall be due on June 1, 1997.

              (b)  Additional Rent.  In addition to the Basic Rent, Subtenant
                   ---------------
covenants and agrees to pay to Sublandlord as additional rent (the "Additional
                                                                    ----------
Rent"), in lawful money of the United States of America, within five (5) days
----
after personal delivery or within ten (10) days after mailing of a notice of Additional Rent due (together with a copy of the applicable bill or statement received by Sublandlord from Landlord and/or other evidence, if any, that Additional Rent is due), the following amounts:

                   (i) all additional rent, taxes, utilities, maintenance and operating expenses, and other amounts attributable to the Premises which are payable by Sublandlord in accordance with the terms of the Master Lease (collectively, the "Operating Expenses"); and
                    ------------------

                   (ii) any and all other costs, charges or expenses (other than the fixed rent payable by Sublandlord under the Master Lease) attributable to the Premises and payable by Sublandlord pursuant to the provisions of the Master Lease.

          In the event that the amount payable by Sublandlord under the Mater Lease for Operating Expenses and other amounts is adjusted by Landlord at the end of a year or other period, then (i) if there has been a corresponding underpayment of Additional Rent paid by Subtenant, Subtenant shall pay to Sublandlord, at least seven (7) days prior to the date that same are due and payable to Landlord, an amount equal to Subtenant's share of the adjustment; or
(ii) if there has been an overpayment in the Additional Rent paid by Subtenant, Sublandlord shall credit against the next pay-ments of Additional Rent coming due hereunder an amount equal to Subtenant's share of such adjustment, or promptly refund such amount to Subtenant if no further Additional Rent shall be due hereunder. The provisions of this paragraph shall survive the Expiration Date or earlier termination of this Sublease.

          Subtenant's obligation to pay accrued Additional Rent hereunder and Sublandlord's obligation to refund any overpayments of Additional Rent hereunder shall survive the expiration or earlier termination of this Sublease.

          In the event that Landlord reduces or abates Sublandlord's rental obligations pursuant to the terms of the Master Lease, Subtenant shall be entitled to its allocable share of such abatement or diminution.

               (c)  Place for Payment of Rent. All Basic Rent and Additional
                    -------------------------
Rent payments shall be made in lawful money of the United States of America and shall be paid to KPMG Peat Marwick LLP at 3 Embarcadero Center, Suite 2000, San Francisco, California 94111-4073, Attention: Accounts Receivable Department, or to such other party or address as Sublandlord may designate in writing to Subtenant.

               (d)  Late Charge.  Subtenant acknowledges and agrees that any
                    -----------
late payment of Basic Rent and/or Additional Rent will cause Sublandlord to incur certain additional costs and expenses which are difficult or not reasonably susceptible to being calculated. Accordingly, (i) any and all Basic Rent which is not both postmarked on or before the fifth (5th) day of the month and received by Sublandlord on or before the tenth (10th) day of the month, and
(ii) any and all Additional Rent which is not received by Sublandlord within five (5) days after receipt of written notice from Sublandlord that such amount is due, will be subject to a late charge equal to five percent (5%) of the amount due. Subtenant agrees that such late charge represents a fair and reasonable estimate of the costs which may be incurred by Sublandlord.

               (e)  Security Deposit.  Subtenant shall deposit with
                    ----------------
Sublandlord, in immediately available funds, Two Hundred Forty-Three Thousand Dollars ($243,000) as security for Subtenant's faithful performance of Subtenant's obligations hereunder (the "Deposit"). The Deposit shall be payable
                                        -------
in three equal installments of Eighty-One Thousand Dollars ($81,000). Subtenant shall pay the first installment to Sublandlord upon execution hereof, Subtenant shall pay the second installment to Sublandlord on the Commencement Date, and Subtenant shall pay the third installment to Sublandlord on the thirtieth (30th) day after the Commencement Date. If Subtenant fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublandlord may use, apply or retain all or any portion of the Deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Sublandlord may become obligated by reason of Subtenant's default, or to compensate Sublandlord for any loss or damage which Sublandlord may suffer thereby. If Sublandlord so uses or applies all or any portion of the Deposit, Subtenant shall have ten (10) calendar days after receipt of written demand therefor to deposit, in immediately available funds with Sublandlord, an amount sufficient to restore the Deposit to the full amount hereinabove stated, and any failure of Subtenant to restore the Deposit as set forth herein shall constitute a material breach of this Sublease. If Subtenant performs all of Subtenant's obligations hereunder, the Deposit, or so much thereof as has not theretofore been applied by Sublandlord, shall be returned, without payment of interest or other increment for its use, to Subtenant within thirty (30) calendar days from the later of either the Expiration Date or the date upon which Subtenant completely vacates the Premises. Sublandlord shall be entitled to commingle the Deposit with its general funds.

          4.  Signage.  Subtenant shall be entitled, at its sole cost and
              -------
expense, to place signs on the Premises; provided, however, that (i) Subtenant must obtain the prior written consent of Sublandlord as to the design and exact placement of such signs, which consent shall not be unreasonably withheld or delayed, and (ii) such signs must conform to all requirements of the Master Lease including, without limitation, obtaining the prior written consent of Landlord.

          5.  Subordination to and Incorporation of Terms of Master Lease.
              -----------------------------------------------------------

          (a)  Subordination.  This Sublease is in all respects subject and
               -------------
subordinate to the terms and conditions of the Master Lease and to the matters to which the Master Lease is subordinate. This Sublease shall also be subject to and Subtenant accepts the Sublease also subject to any amendments, modifications or supplements to the Master Lease hereafter made, provided that Sublandlord shall not enter into any amendment, modification or supplement that would prevent or materially adversely affect the use by Subtenant of the Premises in accordance with the terms hereof, increase the obligations of Subtenant or decrease its rights hereunder, shorten or lengthen the term hereof or increase the rent required to be paid by Subtenant hereunder. Sublandlord shall provide written notice to Subtenant of any permitted amendment, modification or supplement to the Master Lease. Except as otherwise expressly provided in this Sublease, Subtenant assumes and shall keep, observe and perform every term, provision, covenant and condition on Sublandlord's part to be kept, observed and performed pursuant to the Master Lease, insofar as such pertain to the Premises, for the Term. Subtenant hereby agrees that it will conduct itself and its operations, and cause its agents, contractors, servants, employees, partners, invitees and any subtenants and licensees (collectively, "Agents") to
                                                                    ------
conduct themselves and their operations, so as not to cause Sublandlord to be in default under the Master Lease. Sublandlord has delivered a true and correct copy of the Master Lease (subject to the redaction of certain financial information). Subtenant hereby acknowledges receipt of a copy of the Master Lease and that it is familiar with all of the terms and conditions thereof. As an inducement to Subtenant to enter into this Sublease, Sublandlord represents and warrants with respect to the Premises that, to Sublandlord's actual knowledge, (i) the Master Lease is in full force and effect, and Sublandlord has received no written notice from Landlord that there exists under the Master Lease any default or event of default, or that any event has occurred which, with the giving of notice or passage of time or both, could constitute such a default or event of default; and (ii) there are no pending or threatened actions, suits or proceedings before any court or administrative agency against Sublandlord which could, in the aggregate, adversely affect the Premises or Sublandlord's ability to perform its obligations under this Sublease, and Sublandlord is not aware of any facts which might result in any such actions, suits or proceedings.

          (b)  Incorporation of Terms of Master Lease.  Except as otherwise
               --------------------------------------
expressly provided in this Sublease, the terms, provisions, covenants, stipulations, conditions, rights, obligations, remedies and agreements contained in the Master Lease are incorporated herein by reference and are made a part hereof, and shall, as between Sublandlord and Subtenant (as if Sublandlord were the Landlord under the Master Lease and Subtenant were the Tenant under the Master Lease) constitute the terms of this Sublease except to the extent that they are inapplicable, inconsistent with, or modified by the terms of this Sublease. Notwithstanding the foregoing, as between Sublandlord and Subtenant, the following provisions of the Master Lease do not apply and shall be of no force or effect with respect to this Sublease: Sections 1, 4, 5, 6, 7, the first two sentences of Section 8, 26, 37, 38, and 45 of the Lease; the first sentence of Section 1, Sections 2, 10(B), 11, 14, 15, 18, 22, 23, 24, 25, 26, and 27 of
the Original Sublease; and Sections 2 and the last 3 sentences of Section 4 of the Assumption Agreement.

          (c)  Provision of Services; Enforcement.  Subtenant agrees that,
               ----------------------------------
notwithstanding anything to the contrary in this Sublease or in the Master Lease, (i) Sublandlord shall not be required to keep, observe or perform any of Landlord's obligations under the Master Lease, including, without limitation, to provide any of the services or make any of the repairs or restorations that Landlord has agreed to provide or make or cause to be provided or made under the Master Lease, and Sublandlord's sole obligation with respect thereto shall be to use reasonable efforts to cause Landlord to provide such services and make such repairs or restorations as are required to be provided or made under the Master Lease, and (ii) any and all requests for any special or additional services furnished at the expense of Sublandlord under the Master Lease shall be made only with Sublandlord's prior written consent, which shall not be unreasonably withheld or delayed, and Sublandlord shall reasonably cooperate with Subtenant in such requests. Subtenant shall pay all reasonable out-of-pocket costs and expenses incurred by Sublandlord in connection with any such requests and all costs and expenses incurred in connection with the provision by Landlord of any such special or additional services. Subtenant shall not make any claim against Sublandlord for any damage which may arise nor shall Subtenant's obligations hereunder be impaired by reason of (a) the failure of Landlord to keep, observe or perform its obligations pursuant to the Master Lease, except to the extent caused by the gross negligence or willful misconduct of Sublandlord or its agents, or (b) the acts or omissions of Landlord, its agents, contractors, servants, employees, invitees or licensees. In the event of any default by Landlord under the Master Lease, Subtenant may, at its option, conduct proceedings in its own name, and at its sole cost and expense, in order to obtain Landlord's performance of Landlord's obligations pursuant to the Master Lease; provided, however, that prior to initiating any such proceeding, Subtenant shall obtain Sublandlord's prior written consent, which consent shall not be unreasonably withheld or delayed.

          6.  Use of the Premises.  Subtenant covenants not to use the Premises
              -------------------
for any purpose other than for the conduct of Subtenant's business or any other lawful business use specifically permitted by the terms of the Master Lease, and in a manner consistent in all respects with the provisions of the Master Lease.

          7.  Parking.  Subtenant shall be entitled only to the parking spaces
              -------
expressly provided to Sublandlord under the Master Lease.

          8.  Condition of the Premises; Alterations.
              --------------------------------------

               (a)  Condition of the Premises.  Subtenant has examined the
                    -------------------------
Premises, is familiar with the physical condition thereof and agrees to take the same "AS IS" in the condition in which they exist as of the date hereof and on the Commencement Date. Subtenant hereby acknowledges that Sublandlord has made no representations or warranties with respect to the condition of the Premises, including, without limitation, the suitability of the Premises for Subtenant's intended use, and that Sublandlord shall not, now or at any time in the future, be required to make any expenditures whatsoever with respect to the Premises. Subtenant further agrees that its act of taking possession of the Premises will be an acknowledgement that the Premises are in a tenantable and good condition.

               (b)  Consent to Alterations.  Subtenant shall not make any
                    ----------------------
alterations to the Premises without the prior written consent of Sublandlord (which shall not be unreasonably withheld or delayed) and Landlord in accordance with the terms and provisions of Section 10 of the Lease. Subtenant shall obtain all necessary permits and deliver copies of all plans and specifications to Sublandlord and obtain Sublandlord's consent to and approval of all plans, specifications and the costs of the work, prior to the commencement of construction of any alterations to the Premises by Subtenant. In addition, Subtenant shall coordinate any and all construction activi-ties in connection with any alterations with Landlord and Sublandlord, shall otherwise conduct such activities in accordance with all procedures required under the terms of the Master Lease (including, but not limited to, Section 10 of the Lease), and shall give Sublandlord reasonable advance notice of any meetings between Subtenant and Landlord or Landlord's agents or employees in connection with any proposed alterations. In the event that Subtenant alters, changes or modifies the Premises or the improvements thereon in any way, Subtenant shall, to the extent required by Sublandlord or Landlord, completely restore and reconstruct the Premises (including all improvements) to substantially the same condition as that which existed immediately prior to the Commencement Date. The foregoing provisions are in addition to, and not in lieu of, any terms of the Master Lease, which may require, among other things, Landlord's consent to any alterations to the Premises.

               (c)  Alterations.  Subtenant shall reimburse Sublandlord for
                    -----------
any and all actual reasonable costs, fees and expenses incurred by Sublandlord in connection with any alterations to the Premises by Subtenant.

          9.   Assignment and Subletting.
               -------------------------

               (a)  Consent Required.  Subtenant shall not assign this Sublease
                    ----------------
or further sublet the Premises without the prior written consent of the Sublandlord and Landlord (with respect to both Sublandlord and Landlord, any such consent shall not be unreasonably withheld or delayed, and shall be subject to and in accordance with the provisions of Section 29 of the Lease, except as otherwise provided herein). Any such subletting or assignment shall be subject to all of the rights of Landlord under the Master Lease, and such rights shall apply equally to Sublandlord. Subtenant agrees that any consent to an assignment or subletting of this Sublease or the Premises shall not be deemed to be a consent to any other subletting or assignment and shall not thereby release or discharge Subtenant of its obligations or liabilities hereunder.

               (b)  Profits.  Sublandlord shall be entitled to 100% of the
                    -------
amount by which any amounts paid or any other consideration received pursuant to or in connection with any permitted subleasing of the Premises or assignment of this Sublease exceeds the sum of the amount required to be paid by Subtenant under this Sublease.

          10.  Time Limits.  The time limits set forth in the Master Lease for
               -----------
the giving of notices, making demands, performance of any act, condition or covenant, or the exercise of any right, remedy or option, apply with equal force and effect to the terms of this Sublease.

          11.  Brokers and Finders.  In connection with the transaction
               -------------------
contemplated by this Sublease, each party hereby represents and warrants that it has not had, and shall not have, any dealings with any third party to whom the payment of any broker's fee, finder's fee, commission or other similar compensation shall or may become due or payable; provided, however, that Subtenant has engaged the services of BT Commercial through a separate written agreement. Any commission due to BT Commercial shall be paid by Sublandlord pursuant to a separate written agreement executed by Sublandlord. Sublandlord and Subtenant shall each indemnify, defend, and hold the other harmless from and against, any and all claims of or liability to any broker, finder or like agent who shall claim to have dealt with Sublandlord or Subtenant, respectively, in connection with this transaction and this Sublease. The provisions of this
Section 11 shall survive the expiration or earlier termination of this Sublease; provided, however, in no event shall Sublandlord have any obligation hereunder, or under any separate agreement, to pay any commissions to BT Commercial in the event that this Sublease is terminated pursuant to Section 16 hereof.

          12.  Quiet Enjoyment.  Sublandlord covenants with Subtenant that as
               ---------------
long as Subtenant shall pay the Basic Rent and Additional Rent and shall duly perform all the terms, covenants, conditions and agreements of this Sublease on its part to be performed, Subtenant shall, subject to the terms hereof and of the Master Lease, peaceably have, hold and enjoy the Premises during the Term without hindrance or molestation by Sublandlord.

          13.  Indemnification.  Neither Sublandlord nor its agents shall be
               ---------------
liable to Subtenant, its Agents, and Subtenant shall indemnify, defend and hold Sublandlord harmless from and against any and all losses, costs, claims, damages, expenses or liabilities (including, without limitation, reasonable attorneys' fees, charges and disbursements), incurred in connection with or arising from any injury to Subtenant or to any other person or for any damage to or loss (by theft or otherwise) of any of Subtenant's property and/or the property of any other person, irrespective of the cause of such injury, damage or loss. Sublandlord shall, however, be responsible for any of the foregoing if caused by or due to the gross negligence or willful misconduct of Sublandlord or its agents. Subtenant agrees to indemnify, defend and hold Sublandlord harmless from and against any and all losses, costs, claims, damages, expenses or liabilities (including, without limitation, reasonable attorneys' fees, charges and disbursements), incurred in connection with or arising from (i) any default by Subtenant in the observance or performance of any of the terms, covenants, conditions or agreements of this Sublease on Subtenant's part to be observed or performed, or (ii) the use or occupancy or manner of use or occupancy of the Premises by Subtenant or any person claiming through or under Subtenant, or (iii) the condition of the Premises, or (iv) any acts, omissions or negligence of Subtenant or its agents on the Premises either prior to, during, or after the expiration of the Term. Sublandlord shall indemnify, defend and hold Subtenant free and harmless from and against any and all liability, judgments, costs, damages, claims or demands arising out of (i) any default by Sublandlord of Sublandlord's obligations under this Sublease; (ii) any default by Sublandlord of Sublandlord's remaining obligations under the Master Lease to the extent such obligations are not the obligations of Subtenant pursuant hereto; (iii) any breach of any representation or warranty made by Sublandlord in this Sublease; or (iv) the gross negligence or willful misconduct of Sublandlord or its agents to the extent the same has a material adverse impact on Subtenant's use or enjoyment of the Premises. The provisions of this Section 13 shall survive the expiration or sooner termination of this Sublease.

          14.  Notices.  All notices, requests, demands and other communications
               -------
which are required or may be given pursuant to the terms of this Sublease shall be in writing and shall be given personally, by registered or certified mail, by a reputable national overnight delivery service, or by facsimile transmission as follows:

If to Sublandlord:
               KPMG Peat Marwick LLP
               Three Chestnut Ridge Road
               Montvale, New Jersey 07645
               Attn:  Mr. Kenneth J. Boland

               Tel: (201) 307-7636
               Fax: (201) 307-7010

With a copy to:
               KPMG Peat Marwick LLP
               3 Embarcadero Center, Suite 2000
               San Francisco, California 94111-4073
               Attention:  Kenneth A. Hansen

               Tel: (415) 951-7888
               Fax: (415) 397-1128

With a copy to:
               Skadden, Arps, Slate, Meagher & Flom LLP
               300 South Grand Avenue
               Los Angeles, California 90071-3144
               Attention:  Allan G. Mutchnik, Esq.

               Tel: (213) 687-5391
               Fax: (213) 687-5600

If to Subtenant:
               Brio Technology, Inc.
               3430 West Bayshore Road
               Palo Alto, California 94303
               Attention:  George Wikle

               Tel: (415) 856-8000
               Fax: (415) 856-0794

With a copy to:
               General Counsel Associates LLP
               1891 Landings Drive
               Mountain View, California 94043

               Attention:  Deborah C. Aikins, Esq.

               Tel: (415) 428-3916
               Fax: (415) 428-3901

If to Landlord:
               Sobrato Bayshore Investments
               1600 N. De Anza Boulevard
               Suite 200
               Cupertino, California 95014-2075
               Attn:  ___________________

               Tel:  (408) 446-0700
               Fax:  (408) 446-0583

With a copy to:
               ________________________
               ________________________
               ________________________
               ________________________

Every notice, demand, request or other communication hereunder shall be deemed to have been given or served at the time that the same is personally delivered, deposited in the United States mails (postage prepaid, in the manner aforesaid), or received by facsimile transmission. Sublandlord and Subtenant may, by notice given hereunder, designate any further or different addresses to which subsequent notices, demands, requests, or other communications shall be sent.

          15.  Termination of the Master Lease.  Sublandlord shall not
               -------------------------------
voluntarily terminate the Master Lease during the Term unless and until Landlord has agreed in writing to continue this Sublease in full force and effect as a direct lease between Landlord and Subtenant upon and subject to all of the terms, covenants and conditions of this Sublease for the balance of the Term hereof. If Landlord so consents, Subtenant shall attorn to Landlord in connection with any such voluntary termination and shall execute an attornment agreement in such form as may reasonably be requested by Landlord; provided, however, that the attornment agreement does not materially adversely affect the use by Subtenant of the Premises in accordance with the terms of this Sublease, materially increase Subtenant's obligations under this Sublease, or materially decrease Subtenant's rights under this Sublease. If the Master Lease terminates solely due to a breach by Sublandlord under the Master Lease or this Sublease, with the result that this Sublease is terminated, Sublandlord shall indemnify, defend and hold Subtenant harmless from any and all liability, judgments, costs, damages, claims or demands arising out of such termination, including, without limitation, Subtenant's reasonable attorneys' fees, charges and disbursements. If the Master Lease is terminated as a result of damage, destruction or condemnation, this Sublease thereupon shall terminate. If the Master Lease terminates as a result of any breach by Subtenant under this Sublease, then this Sublease shall terminate and Subtenant shall indemnify, defend and hold Sublandlord harmless from any and all loss, costs, liability and expense as a result thereof, including, without limitation, Sublandlord's reasonable attorneys' fees, charges and disbursements, and any liability to Landlord under the Master Lease and any losses (including, without limitation, lost profits due to Sublandlord's inability to sublease the Premises) incurred by Sublandlord as a result of such termination. The provisions of this Section 15 shall survive the expiration or sooner termination of this Sublease.

          16.  Landlord Consent.  Sublandlord and Subtenant agree and
               ----------------
acknowledge that this Sublease is subject to and contingent upon the consent of Landlord to the provisions of this Sublease, including, without limitation, the Commencement Date hereof. Sublandlord shall use its reasonable good faith efforts to secure Landlord's consent and approval prior to the Commencement Date, but in no event shall Sublandlord be required to pay more than One Thousand Dollars ($1,000) or engage in any litigation to secure such consent or approval. In the event that (i) Landlord has not consented to this Sublease within ninety (90) days following execution hereof, or (ii) Landlord expressly withholds its consent to this Sublease, then, in either such event, this Sublease shall terminate and be of no further force or effect whatsoever and, except for those obligations contained herein which expressly survive the termination of this Sublease, neither party shall have any further rights or obligations against the other, except that Sublandlord shall promptly return to Subtenant all sums paid by Subtenant to Sublandlord upon or in connection with its execution of this Sublease, and, if Subtenant has taken possession of the Premises, Subtenant shall, without any further demand by Sublandlord, restore the Premises to their condition existing immediately prior to the Commencement Date and immediately vacate and surrender the Premises.

          17.  Holding Over.  Subtenant shall not be permitted to hold over in
               ------------
or remain in possession of the Premises or any part thereof following the Expiration Date or earlier termination of this Sublease. Subtenant acknowledges that the Expiration Date occurs one (1) day prior to the expiration of the term of the Master Lease with respect to the Premises, and any such holding over may result in or cause Sublandlord to suffer significant direct and consequential damages. Subtenant shall indemnify, defend and hold Sublandlord harmless from any and all loss, costs, liability and expense (including, without limitation, the payment of any holdover rent or penalties and Sublandlord's reasonable attorneys' fees, charges and disbursements) incurred in connection with Subtenant's holdover beyond the Expiration Date or earlier termination of this Sublease.

          18.  Subtenant Representations.  Subtenant represents and warrants
               -------------------------
that (a) it is a corporation duly organized and validly existing under the laws of the State of California, (b) it has full power and authority to execute and deliver this Sublease, and (c) each person executing this Sublease on behalf of Subtenant is authorized and empowered to do so.

          19.  Surrender.  Notwithstanding anything to the contrary contained in
               ---------
this Sublease or the Master Lease, Subtenant's obligation to surrender the Premises shall be fulfilled if Subtenant surrenders possession of the Premises in the condition existing immediately prior to the Commencement Date, except for: (i) ordinary wear and tear, (ii) hazardous materials or waste placed on or about the Premises prior to the Commencement Date, (iii) other conditions which Landlord and Sublandlord state in writing may remain upon the termination of this Sublease, and (iv) any additions, alterations or improvements made to the Premises by Sublandlord or any predecessor in interest of Sublandlord prior to the Commencement Date.

          20.  Right to Cure.  In the event that Sublandlord defaults in the
               -------------
performance or observance of any of Sublandlord's remaining obligations under the Master Lease, or fails to perform Sublandlord's stated obligations under this Sublease, including, without limitation, the enforcement, for Subtenant's benefit, of Landlord's obligations under the Master Lease, then Subtenant shall give Sublandlord notice specifying in what manner Sublandlord has defaulted, and if such default shall not be cured by Sublandlord within thirty (30) days thereafter (except that if such default cannot be cured within said thirty (30) day period, this period shall be extended for an additional reasonable time, provided that Sublandlord commences to cure such default within such thirty (30) day period and proceeds diligently thereafter to effect such cure as quickly as possible), then in addition, Subtenant shall be entitled, at Subtenant's option, to cure such default and promptly collect from Sublandlord Subtenant's reasonable expenses in so doing (including, without limitation, reasonable attorneys' fees and court costs).

          21.  Access by Sublandlord and Landlord.  Notwithstanding anything to
               ----------------------------------
the contrary in this Sublease, in entering upon the Premises in non-emergency situations only, Sublandlord shall use reasonable efforts to minimize interference with Subtenant's use of the Premises to the extent possible and shall comply with Subtenant's reasonable safety and security regulations. Sublandlord agrees that prior to entering the Premises under any right conferred under the Master Lease, Sublandlord shall give Subtenant twenty-four (24) hours' prior telephonic or written notice, except in the case of an emergency.

          22.  Entire Agreement.  This Sublease sets forth the entire agreement
               ----------------
between the parties and there are no other agreements or understandings of any kind or nature between the parties with respect to the subject matter, except as set forth herein. This Sublease may not be modified, altered, or amended, other than by an agreement in writing, signed by the party against whom enforcement of said agreement is sought.

          23.  Counterparts.  This Sublease may be executed in as many
               ------------
counterparts as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have duly executed this Sublease as of the date first above written.

                        SUBLANDLORD:

                        KPMG PEAT MARWICK LLP, a Delaware limited liability partnership

                        By: /s/ Joseph E. Heintz
                           _________________________________
                            Name:  Joseph E. Heintz
                                   __________________________
                            Title: Chief Financial Officer
                                   __________________________



                        SUBTENANT:

                        BRIO TECHNOLOGY, INC., a California corporation


                        By:  /s/ George R. Wikle
                            _________________________________
                            Name:  George R. Wikle
                                   __________________________
                            Title: Executive Vice President,
                                   Operations and CFO
                                   __________________________

                              LANDLORD'S CONSENT

          The undersigned is the Landlord under the Master Lease described in the foregoing Sublease, and hereby consents to all of the terms and conditions of the Sublease, including, but not limited to, the sublease of the Premises to BRIO TECHNOLOGY, INC., a California corporation. Landlord agrees that the provisions of Section 12 of the Lease regarding waiver of subrogation shall be extended to Subtenant and effective by and between Subtenant and Landlord.

                        LANDLORD:

                        SOBRATO BAYSHORE INVESTMENTS, a California Limited Partnership (as successor-in-interest to BAYSHORE INVESTMENTS, a California General Partnership)



                        By: /s/ John M. Sobrato
                            ________________________________
                            Name:  John M. Sobrato
                                   _________________________
                            Title:
                                   _________________________